                                                                     EXHIBIT 4.1


                   FIRST AMENDMENT TO COMPETITIVE ADVANCE AND
                       REVOLVING CREDIT FACILITY AGREEMENT

         THIS FIRST AMENDMENT TO COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT (this "Amendment") is entered into as of August 7, 1998, among SOUTHWEST AIRLINES CO., a Texas corporation (the "Company"), the banks listed on the signature pages hereof (collectively, the "Banks"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), a national banking association, as administrative agent for the Banks (in such capacity, the "Administrative Agent"), THE CHASE MANHATTAN BANK, a New York banking corporation, as auction administration agent for the Banks (in such capacity, the "Auction Administration Agent"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as documentation agent for the Banks (in such capacity, the "Documentation Agent"), and NATIONSBANK, N.A. (successor in interest by merger to NationsBank of Texas, N.A.), a national banking association, as syndication agent for the Banks (in such capacity, the "Syndication Agent").

         The Administrative Agent, the Auction Administration Agent, the Documentation Agent, the Syndication Agent (collectively, the "Agents"), the Company, and the Banks have entered into that certain Competitive Advance and Revolving Credit Facility Agreement dated as of May 6, 1997 (the "Credit Agreement").

         The Company, the Agents and the Banks desire to amend the Credit Agreement to reduce the Total Commitment and to remove ABN AMRO Bank N.V. as a Bank.

         NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Banks, and the Agents agree as follows:

         1. Definitions. Unless otherwise specified herein, terms defined in the Credit Agreement have the same meaning when used herein.

         2. Reduction of Total Commitment. Effective as of the date hereof, the Total Commitment is hereby reduced from $475,000,000 to $425,000,000. Accordingly, wherever in the Credit Agreement and Exhibits thereto the amount "$475,000,000" appears, such amount is hereby amended to be "$425,000,000."

         3. Removal of ABN AMRO. Effective as of the date hereof, (a) ABN AMRO Bank N.V. is hereby removed as a Bank and shall no longer be a party to the Credit Agreement; (b) the Commitment of ABN AMRO Bank N.V. is hereby terminated; and (c) Schedule I to the Credit Agreement is amended to delete ABN AMRO Bank N.V. as a Bank.

         4. Remaining Banks. The Commitments of the Banks other than ABN AMRO Bank N.V. shall remain unchanged, and the respective pro rata shares of such Banks shall be adjusted accordingly effective as of the date hereof.

         5. Waiver of Notice. The Agents and the Banks hereby waive any notice required for a reduction of the Total Commitment under Section 2.6(a) of the Credit Agreement.

         6. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                  (a) ABN AMRO Bank N.V. shall return to the Administrative Agent, for delivery to the Company, the original Committed Note and Competitive Note, if any, payable to ABN AMRO Bank N.V., which Committed Note and Competitive Note shall be marked "cancelled," or shall confirm to the Administrative Agent in writing that ABN AMRO Bank N.V. does not hold a Committed Note or a Competitive Note.

                  (b) The Administrative Agent shall have received, in sufficient copies for each Bank, a copy of this Amendment executed by
         (i) the Banks and (ii) the Company, together with an Officer's Certificate from the Company dated the date hereof certifying true and correct copies of resolutions adopted by the Board of Directors or Executive Committee, as appropriate, of the Company authorizing the Company to effect the transactions contemplated by this Amendment.

                  (c) The Company shall have paid to the Administrative Agent for the account of ABN AMRO Bank the accrued Facility Fees on the amount of the ABN AMRO Bank's Commitment which is terminated by this Amendment.

         7. Ratifications. Except as herein specifically amended and modified,
(a) the Credit Agreement is unchanged and continues in full force and effect, and (b) the Company hereby confirms and ratifies the Credit Agreement's existence and each and every term, condition, and covenant therein contained, to the same extent and as though the same were set out herein in full.

         8. Representations and Warranties. The Company hereby represents and warrants to the Banks and the Agents that (a) this Amendment has been duly executed and delivered by the Company, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Company of this Amendment, (c) this Amendment is valid and binding upon the Company and is enforceable against the Company in accordance with its terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery and performance by the Company of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any laws, agreement, or understanding to which the Company is a party or by which the Company is bound,
(e) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Paper are true and correct in all material respects on and as of the date of execution hereof as though made as of the date of execution hereof, and (f) as of the date of this Amendment, no Default or Event of Default has occurred and is continuing.

         9. References. All references in the Loan Papers to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment, and, because this amendment is a "Loan

Paper" referred to in the Credit Agreement, then the provisions relating to Loan Papers set forth in the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim.

         10. Expenses of the Agents. As provided in the Agreement, Borrower agrees to pay (i) all reasonable costs and expenses of the Agents in connection with (A) the preparation, execution, delivery, and administration of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto and with respect to advising the Agents as to their respective Rights and responsibilities under this Amendment and the other Loan Papers, and (B) any amendment, modification, supplement, or waiver of any of the terms of this Amendment or the other Loan Papers, and (ii) all reasonable costs and expenses of the Banks and the Agents (including reasonable counsel's fees, and including reasonable allocated in-house counsel fees for any Bank or any Agent) in connection with the enforcement of this Amendment and the other Loan Papers. In addition, the Company shall pay any and all Taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other Loan Papers, and agrees to save the Agents and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such Taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Amendment.

         11. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         12. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         13. Counterparts. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original. In making proof of this instrument, it shall not be necessary for any party to account for all counterparts, and it shall be sufficient for any party to produce but one such counterpart.

         14. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         15. Parties Bound. This Amendment shall be binding upon and shall inure to the benefit of the Company, each Agent, and each Bank, and, subject to
Section 8.11 of the Credit Agreement, their respective successors and assigns.

         16. ENTIRETY. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED HEREBY, THE FEE LETTERS BETWEEN THE COMPANY AND THE RESPECTIVE AGENTS, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       SOUTHWEST AIRLINES CO.


                                       By:       /s/ GARY C.  KELLY
                                          -----------------------------------
                                          Name:  Gary C.  Kelly
                                               ------------------------------
                                          Title: Vice President & CFO
                                                 ----------------------------

                                       CHASE BANK OF TEXAS, N.A. (formerly known as Texas Commerce Bank National Association), as a Bank and as Administrative Agent


                                       By:       /s/ ALLEN K. KING
                                          -----------------------------------
                                          Name:  Allen K.  King
                                               ------------------------------
                                          Title: Vice President
                                                 ----------------------------

                                       THE CHASE MANHATTAN BANK,
                                       as Auction Administration Agent


                                       By:       /s/ CHRISTOPHER CONSOMER
                                          -----------------------------------
                                          Name:  Christopher Consomer
                                               ------------------------------
                                          Title: Assistant Vice President
                                                 ----------------------------

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as a Bank and as
                                       Documentation Agent


                                       By:       /s/ Craig S. Munro
                                          -----------------------------------
                                          Name:  Craig S.  Munro
                                               ------------------------------
                                          Title: Managing Director
                                                 ----------------------------

                                       NATIONSBANK, N.A. (successor in interest by merger to NationsBank of Texas, N.A.), as a Bank and as Syndication Agent


                                       By:       /s/ S.A.B.
                                          -----------------------------------
                                          Name:
                                               ------------------------------
                                          Title: Vice President
                                                 ----------------------------

                                     BANK OF TOKYO-MITSUBISHI


                                     By:       /s/ JOHN W. MCGHEE
                                        ---------------------------------------
                                        Name:  John W. McGhee
                                              ---------------------------------
                                        Title: Vice President & Manager
                                              ---------------------------------

                                     LANDESBANK SCHESWIG-HOLSTEIN


                                     By:        /s/ RICHARD NIX   B. CLAUSSEU
                                        ---------------------------------------
                                        Name:   Richard Nix       B. Clausseu
                                                -------------------------------
                                        Title:  Vice President    Assistant VP
                                                -------------------------------

                                     THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION, NEW YORK BRANCH


                                     By:       /s/ SCOTT J.  PAIGE
                                        ---------------------------------------
                                        Name:  Scott J. Paige
                                               --------------------------------
                                        Title: Senior Vice President
                                               --------------------------------

                                     BANK ONE, TEXAS, N.A.


                                     By:       /s/ GINA A. NORRIS
                                        ---------------------------------------
                                        Name:  Gina A. Norris
                                               --------------------------------
                                        Title: Vice President
                                               --------------------------------

                                     FIRST SECURITY BANK, N.A.


                                     By:       /s/ STEVEN M. KOHLER
                                        ---------------------------------------
                                        Name:  Steven M. Kohler
                                               --------------------------------
                                        Title: Vice President
                                               --------------------------------

                                     WACHOVIA BANK OF GEORGIA, N.A.


                                     By:       /s/ PAIGE D. MESAROS
                                        ---------------------------------------
                                        Name:  Paige D. Mesaros
                                               --------------------------------
                                        Title: Vice President
                                               --------------------------------

                                   ABN AMRO BANK N.V.



                                   By:       /s/ W. VAN DER HOEF
                                      ----------------------------------------
                                      Name:  W. van der Hoef
                                             ---------------------------------
                                      Title: Vice President
                                             ---------------------------------



                                   By:       /s/ CLAUDIA C. HELDRING
                                      ----------------------------------------
                                      Name:  Claudia C. Heldring
                                             ---------------------------------
                                      Title: Vice President
                                             ---------------------------------

                   SECOND AMENDMENT TO COMPETITIVE ADVANCE AND
                       REVOLVING CREDIT FACILITY AGREEMENT

         THIS SECOND AMENDMENT TO COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT (this "Amendment") is entered into as of January 20, 1999, among SOUTHWEST AIRLINES CO., a Texas corporation (the "Company"), the banks listed on the signature pages hereof (collectively, the "Banks"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), a national banking association, as administrative agent for the Banks (in such capacity, the "Administrative Agent"), THE CHASE MANHATTAN BANK, a New York banking corporation, as auction administration agent for the Banks (in such capacity, the "Auction Administration Agent"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as documentation agent for the Banks (in such capacity, the "Documentation Agent"), and NATIONSBANK, N.A. (successor in interest by merger to NationsBank of Texas, N.A.), a national banking association, as syndication agent for the Banks (in such capacity, the "Syndication Agent").

         The Administrative Agent, the Auction Administration Agent, the Documentation Agent, the Syndication Agent (collectively, the "Agents"), the Company, and the Banks have entered into that certain Competitive Advance and Revolving Credit Facility Agreement dated as of May 6, 1997, as amended by that certain First Amendment to Competitive Advance and Revolving Credit Facility Agreement dated as of August 7, 1998 (as amended, the "Credit Agreement").

         The Company, the Agents and the Banks desire to amend the Credit Agreement to increase the Total Commitment and to add Citibank, N.A. as a Bank.

         NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Banks, and the Agents agree as follows:

         1. Definitions. Unless otherwise specified herein, terms defined in the Credit Agreement have the same meaning when used herein.

         2. Increase of Total Commitment. Effective as of the date hereof, the Total Commitment is hereby increased from $425,000,000 to $475,000,000. Accordingly, wherever in the Credit Agreement and Exhibits thereto the amount "$425,000,000" appears, such amount is hereby amended to be "$475,000,000."

         3. Addition of Citibank, N.A.. Effective as of the date hereof, (a) Citibank, N.A. is hereby added as a Bank and shall be a party to the Credit Agreement in its capacity as a Bank and shall have all of the rights and obligations of a Bank thereunder and under the other Loan Papers; (b) the Commitment of Citibank, N.A. shall be $50,000,000; and (c) Schedule I to the Credit Agreement is amended to add Citibank, N.A. as a Bank as follows:


Name                       Lending Office ***               Notice Information
----                       ------------------               ------------------
Citibank, N.A.             Citibank, N.A.                   Citibank, N.A.
                           399 Park Avenue                  399 Park Avenue
                           12th Floor, Zone 2               12th Floor, Zone 2
                           New York, New York 10043         New York, New York 10043
                           Telecopy: (212) 793-3734         Telecopy:  (212) 793-3734
                           Attn:    Thomas Boyle            Telephone: (212) 559-6149
                                    Managing Director of    Attn:   Thomas Boyle
                                    Global Aviation                 Managing Director of
                                                                    Global Aviation



         4. Remaining Banks. The Commitments of the Banks which are currently parties to the Credit Agreement shall remain unchanged, and the respective pro rata shares of such Banks shall be adjusted accordingly effective as of the date hereof.

         5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                  (a) The Company shall deliver to the Administrative Agent, if requested by Citibank, N.A., an original Committed Note and Competitive Note payable to Citibank, N.A., which Committed Note and Competitive Note shall be in substantially the forms of Exhibits D-1 and D-2 to the Credit Agreement, respectively.

                  (b) The Administrative Agent shall have received, in sufficient copies for each Bank, a copy of this Amendment executed by
         (i) the Banks and (ii) the Company, together with an Officer's Certificate from the Company dated the date hereof certifying true and correct copies of resolutions adopted by the Board of Directors or Executive Committee, as appropriate, of the Company authorizing the Company to effect the transactions contemplated by this Amendment and to execute and deliver this Amendment and the Committed Note and Competitive Note in accordance with subsection (a) above.

         6. Ratifications. Except as herein specifically amended and modified,
(a) the Credit Agreement is unchanged and continues in full force and effect, and (b) the Company hereby confirms and ratifies the Credit Agreement's existence and each and every term, condition, and covenant therein contained, to the same extent and as though the same were set out herein in full.

         7. Representations and Warranties. The Company hereby represents and warrants to the Banks and the Agents that (a) this Amendment and the Committed Note and Competitive Note (if applicable) have been duly executed and delivered by the Company, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Company of this Amendment and the Committed Note and Competitive Note (if applicable) except for the routine filing of copies of this Amendment and certain other Loan Papers with the Securities and Exchange Commission, (c) this Amendment and the

Committed Note and Competitive Note (if applicable) are valid and binding upon the Company and are enforceable against the Company in accordance with their terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery and performance by the Company of this Amendment and the Committed Note and Competitive Note (if applicable) do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreement, or understanding to which the Company is a party or by which the Company is bound, (e) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Paper are true and correct in all material respects on and as of the date of execution hereof as though made as of the date of execution hereof, and (f) as of the date of this Amendment, no Default or Event of Default has occurred and is continuing.

         8. Additional Representations and Agreements of Citibank, N.A.. By execution of this Amendment, Citibank, N.A. (a) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Bank under the Credit Agreement; (b) agrees that it will, independently and without reliance upon any Agent or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes the Administrative Agent, the Auction Administration Agent and the Documentation Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Papers as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (e) attaches hereto a completed Administrative Questionnaire.

         9. References. All references in the Loan Papers to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment, and, because this amendment is a "Loan Paper" referred to in the Credit Agreement, then the provisions relating to Loan Papers set forth in the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim.

         10. Expenses of the Agents. As provided in the Agreement, Borrower agrees to pay (i) all reasonable costs and expenses of the Agents in connection with (A) the preparation, execution, delivery, and administration of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto and with respect to advising the Agents as to their respective Rights and responsibilities under this Amendment and the other Loan Papers, and (B) any amendment, modification, supplement, or waiver of any of the terms of this Amendment or the other Loan Papers, and (ii) all reasonable costs and expenses of the Banks and the Agents (including reasonable counsel's fees, and including reasonable allocated in-house counsel fees for any Bank or any Agent) in connection with the enforcement of this Amendment and the other Loan Papers. In addition, the Company shall pay any and all Taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other Loan Papers, and agrees to save the Agents and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such Taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Amendment.

         11. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         12. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         13. Counterparts. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original. In making proof of this instrument, it shall not be necessary for any party to account for all counterparts, and it shall be sufficient for any party to produce but one such counterpart.

         14. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         15. Parties Bound. This Amendment shall be binding upon and shall inure to the benefit of the Company, each Agent, and each Bank, and, subject to
Section 8.11 of the Credit Agreement, their respective successors and assigns.

         16. ENTIRETY. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED HEREBY, THE FEE LETTERS BETWEEN THE COMPANY AND THE RESPECTIVE AGENTS, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                   [Balance of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      SOUTHWEST AIRLINES CO.


                                      By:       /s/ LAURA WRIGHT
                                         --------------------------------------
                                         Name:  Laura Wright
                                                -------------------------------
                                         Title: Treasurer
                                                -------------------------------

                                      CHASE BANK OF TEXAS, N.A. (formerly known as Texas Commerce Bank National Association), as a Bank and as Administrative Agent


                                      By:       /s/ MIKE LISTER
                                         --------------------------------------
                                         Name:  Mike Lister
                                                -------------------------------
                                         Title: Vice President
                                                -------------------------------

                                      THE CHASE MANHATTAN BANK,
                                      as Auction Administration Agent


                                      By:       /s/ CHRISTOPHER CONSOMER
                                         --------------------------------------
                                         Name:  Christopher Consomer
                                                -------------------------------
                                         Title: AVP
                                                -------------------------------

                                      BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                      ASSOCIATION, as a Bank and as
                                      Documentation Agent


                                      By:       /s/ CHAS MCDONELL
                                         --------------------------------------
                                         Name:  Chas McDonell
                                                -------------------------------
                                         Title: Vice President
                                                -------------------------------

                                      NATIONSBANK, N.A. (successor in interest by merger to NationsBank of Texas, N.A.), as a Bank and as Syndication Agent


                                      By:       /s/ CHAS MCDONNELL
                                         --------------------------------------
                                         Name:  Chas McDonell
                                                -------------------------------
                                         Title: Vice President
                                                -------------------------------

                                      BANK OF TOKYO-MITSUBISHI


                                      By:       /s/ DOUG BARNELL
                                         --------------------------------------
                                         Name:  Doug Barnell
                                               --------------------------------
                                         Title: Vice President
                                               --------------------------------

                                      LANDESBANK SCHESWIG-HOLSTEIN
                                      GIROZENTRALE



                                      By:       /s/ B. CLAUSSEU   S. PIEH
                                         --------------------------------------
                                         Name:  Dr. B.  Clausseu  S.  Pieh
                                                -------------------------------
                                         Title: Senior Manager   Manager
                                                -------------------------------

                                      THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION, NEW YORK BRANCH


                                      By:       /s/ SCOTT J. PAIGE
                                         --------------------------------------
                                         Name:  Scott J.  Paige
                                                -------------------------------
                                         Title: Senior Vice President
                                                -------------------------------

                                      BANK ONE, TEXAS, N.A.


                                      By:       /s/ JERRY KANE
                                         --------------------------------------
                                         Name:  Jerry Kane
                                                -------------------------------
                                         Title: Senior Managing Director Large
                                                Corporate
                                                -------------------------------

                                      FIRST SECURITY BANK, N.A.


                                      By:       /s/ STEVEN M.  KOHLER
                                         --------------------------------------
                                         Name:  Steven M. Kohler
                                                -------------------------------
                                         Title: Vice President
                                                -------------------------------

                                      WACHOVIA BANK OF GEORGIA, N.A.


                                      By:       /s/ PAIGE D. MESAROS
                                         --------------------------------------
                                         Name:  Paige D. Mesaros
                                                -------------------------------
                                         Title: Vice President
                                                -------------------------------

                                 CITIBANK, N.A.



                                 By:       /s/ THOMAS BOYLE
                                    -------------------------------------------
                                    Name:  Thomas Boyle
                                           ------------------------------------
                                    Title: Managing Director
                                           ------------------------------------